                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-26145, 333-50143, 333-70275, 333-09872 and
333-88161.



Minneapolis, Minnesota,
   December 20, 1999